                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE Highlands Insurance Group, Inc. et al   CASE NO. 02-13196 through 02-13201
                                              REPORTING PERIOD: 1/31/03



                            MONTHLY OPERATING REPORT
 FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER
                                  END OF MONTH

Submit copy of report to any official committee appointed in the case.


                                                                                                         DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                                     FORM NO.          ATTACHED       ATTACHED
Schedule of Cash Receipts and Disbursements                                           MOR-1               X
   Bank Reconciliation (or copies of debtor's bank reconciliations)                   MOR-1 (CON'T)       X
   Copies of bank statements                                                                              X
   Cash disbursements journals
Statement of Operations                                                               MOR-2               X
Balance Sheet                                                                         MOR-3               X
Status of Postpetition Taxes                                                          MOR-4               X
   Copies of IRS Form 6123 or payment receipt
   Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                                  MOR-4               X
   Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                                          MOR-5               X
Debtor Questionnaire                                                                  MOR-5               X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

--------------------------------                --------------------------------
Signature of Debtor                             Date


--------------------------------                --------------------------------
Signature of Joint Debtor                       Date


  /s/ Stephen L. Kibblehouse                    2/19/03
--------------------------------                --------------------------------
Signature of Authorized Individual*             Date


                                                Chief Executive Officer
Stephen L. Kibblehouse                             and General Counsel
--------------------------------                --------------------------------
Printed Name of Authorized Individual           Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Highlands Insurance Group, Inc et al.
Case No.  02-13196 through 02-13201
Reporting Period: 1/31/2003


                   SCHEDULE OF CASH RECEIPTS AND DISBURSMENTS

                                                           BANK ACCOUNTS

                                  Operating      Payables        Money Market      Money Market        Payables       Operating
                                  9102663029     1014315825      4484882           AM1P                3752021910     6200064400
                                  Chase-HIGI     PNC-HIGI        Federated-HIGI    State Street-HIGI   BofAmer-HIGI   Citizens-HIGI
Cash Beginning of Month             91,080        4,613                 0             0                  37,409        103,186

RECEIPTS
Cash Sales                              --           --                --            --                      --             --
Accounts Receivable                     --           --                --            --                      --             --
Loans & Advances                        --           --                --            --                      --             --
Sales Of Assets                         --           --                --            --                      --             --
Other (Includes Interest)                            --                                                  12,000
Transfers (From DIP ACCTS)                           --                --            --                   4,613

TOTAL RECEIPTS                           0            0                 0             0                  16,613              0

DISBURSEMENTS
Net Payroll                             --           --                --            --                      --             --
Payroll Taxes                           --           --                --            --                      --             --
Sales, Use & Other Taxes                --           --                --            --                      --             --
Inventory Purchases                     --           --                --            --                      --             --
Secured/Rental/Leases                   --           --                --            --                      --             --
Insurance                               --           --                --            --                      --             --
Adminstrative & Selling                 --           --                --            --                                     --
Selling                                 --           --                --            --                      --             --
Other (Attach List)*                    --                             --            --                   3,102
*Bank Fees
Owner Draw                              --           --                --            --                      --             --
Transfers (TO DIP ACCOUNTS)             --        4,613                                                      --             --

Professional Fees                       --           --                --            --                  20,000             --
U.S. Trustee Quarterly Fees             --           --                --            --                   1,500             --
Court Costs                             --           --                --            --                      --             --

TOTAL DISBURSEMENTS                      0        4,613                 0             0                  24,602              0

NET CASH FLOW                            0       (4,613)                0             0                  (7,989)             0
Receipts Less Disbursements

CASH--END OF MONTH                  91,080            0                 0             0                  29,420        103,186





                                                                                 CURRENT MONTH           CUMULATIVE FILING TO DATE

                                 Operating     Operating       Operating        Actual    Projected        Actual        Projected
                                 3750487802    6200064419      20569113
                                 BofA-HCSS     Citizens-HCSS   BankOne-NNHC
Cash Beginning of Month             86,014         89,989        28,894        441,185      412,641       441,599         407,937

RECEIPTS
Cash Sales                              --                           --             --           --            --              --
Accounts Receivable                     --                           --             --           --            --              --
Loans & Advances                        --                           --             --           --            --              --
Sales Of Assets                         --                           --             --           --            --              --
Other (Includes Interest)            1,714                           --         13,714                     14,215
Transfers (From DIP ACCTS)                                           --          4,613           --       337,877              --

TOTAL RECEIPTS                       1,714              0             0         18,327            0       352,092               0

DISBURSEMENTS
Net Payroll                             --             --            --             --           --            --              --
Payroll Taxes                           --             --            --             --           --            --              --
Sales, Use & Other Taxes                --             --            --             --           --            --              --
Inventory Purchases                     --             --            --             --           --            --              --
Secured/Rental/Leases                   --             --            --             --           --            --              --
Insurance                               --             --            --             --      100,000            --         102,000
Adminstrative & Selling                 --             --            --              0        1,000         6,200           1,000
Selling                                 --             --            --             --                         --
Other (Attach List)*                    --                           --          3,102        3,500         3,197          17,204
*Bank Fees
Owner Draw                              --             --            --             --           --            --              --
Transfers (TO DIP ACCOUNTS)                            --            --          4,613           --       337,877              --

Professional Fees                       --             --            --         20,000       20,000        26,366          40,000
U.S. Trustee Quarterly Fees             --             --            --          1,500          500         1,500             500
Court Costs                             --             --            --             --                         --           5,000

TOTAL DISBURSEMENTS                      0              0             0         29,215      125,000       375,140         165,704

NET CASH FLOW                        1,714              0             0        (10,888)    (125,000)      (23,048)       (165,704)
Receipts Less Disbursements

CASH--END OF MONTH                  87,728         89,989        28,894        430,297      287,641       418,551         242,233




DISBURSMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
 (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSMENTS                                                                                           $29,215
  LESS:TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                            $ 4,613
  PLUS:ESTATE DISBURSMENTS MADE BY OUTSIDE SOURCES (from escrow accounts)                                    $     0
TOTAL DISBURSMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                               $24,602

                         HIGHLANDS INSURANCE GROUP, INC.
                                    31-Jan-03


                              Operating       Payables       Money Market   Money Market     Payables             Operating
                              9102663029      1014315825     4484882        AM1P             3752021910           6200064400
                              Chase           PNC            Federated      State Street     Bank Of America      Citizens Bank
Balance Per Books             91,080.02           --            --               --          29,419.51              103,186.11


Bank Balance                  91,080.02           --            --               --          43,631.86              103,186.11
(+) Deposits in Transit
(-) Outstanding Checks                                                                      (14,212.35)
Other (See Below)
Adjusted Bank Balance         91,080.02           --            --               --          29,419.51              103,186.11



Deposits in Transit

Checks Outstanding                                                                           #1006 $10,000
                                                                                             #1009 $250
                                                                                             #1010 $250
                                                                                             #1011 $250
                                                                                             #1012 $250
                                                                                             #1013 $250
Other                                                                                        #1014 $2,556.70
                                                                                             #1015 $50
                                                                                             #1016 $105.65
                                                                                             #1017 $250

Total Other

                           HIGHLANDS CLAIMS AND SAFETY
                                    31-Jan-03

                                       Operating          Operating
                                       3750487802         6200064419
                                       Bof A              Citizens
Balance Per Books                      87,728.31          89,989.00


Bank Balance                           87,753.31          89,989.00
(+) Deposits in Transit
(-) Outstanding Checks                    (25.00)
Other (See Below)
Adjusted Bank Balance                  87,728.31          89,989.00



Deposits in Transit

Checks Outstanding

Ck 1092 issued 12/06/01                    25.00


Other


Total Other

                      NORTHWESTERN NATIONAL HOLDING COMPANY
                                    31-Jan-03



                                    Operating
                                    20569113
                                    Bank One
Balance Per Books                   28,894.04


Bank Balance                        28,894.04
(+) Deposits in Transit
(-) Outstanding Checks                     --
Other (See Below)
Adjusted Bank Balance               28,894.04



Deposits in Transit

Checks Outstanding

Other

Total Other

                                                Reporting Period       1/31/2003


                    STATEMENT OF OPERATIONS
                      (Income Statement)                         CASE: 02-13198                        CASE: 02-13196
                                                              NORTHWESTERN NATIONAL                  HIGHLANDS INSURANCE
                                                                HOLDING COMPANY, INC.                    GROUP, INC

REVENUES                                                                CUMULATIVE                               CUMULATIVE
                                                              MONTH     FILING TO DATE           MONTH         FILING TO DATE
Gross Revenues
Less:  Returns and Allowances
Net Revenue                                                     0             0                       0                 0
COST OF GOODS SOLD
Beginning Inventory
Add:  Purchases
Add:  Cost of Labor
Add:  Other Cost (attach schedule)
Less:  Ending Inventory
Cost of Goods Sold                                              0             0                       0                 0
Gross Profit                                                    0             0                       0                 0
OPERATING EXPENSES

Insider Compensation *
Insurance                                                                                       (18,682)          (56,046)
Management Fees/Bonuses
Taxes - Other
Other (attach schedule)                                                                            (390)          (12,956)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses                0             0                 (19,072)          (69,002)
OTHER INCOME AND EXPENSES

Other Income (attach schedule)                                                                                         85
Interest Expense                                                                               (899,713)       (2,518,626)
Other Expense (attach schedule)                                                                       0                 0
Net Profit (Loss) Before Reorganization Items                   0             0                (918,785)       (2,587,543)
REORGANIZATION ITEMS

Professional Fees                                                                                                 (52,370)
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter
11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses                                   0             0                       0           (52,370)
Income Taxes
Net Profit (Loss)                                               0             0                (918,785)       (2,639,913)
* "Insider" is defined in 11 U.S.C. Section 101 (31)





                    STATEMENT OF OPERATIONS
                      (Income Statement)                  CASE: 02-13201              CASE: 02-13200             CASE: 02-13199
                                                             HIGHLANDS             HIGHLANDS CLAIMS AND      AMERICAN RELIANCE INC.
                                                         SERVICE CORPORATION      SAFETY SERVICES, INC

REVENUES                                                        CUMULATIVE                   CUMULATIVE                 CUMULATIVE
                                                       MONTH    FILING TO DATE   MONTH     FILING TO DATE    MONTH    FILING TO DATE
Gross Revenues
Less:  Returns and Allowances
Net Revenue                                               0           0               0          0              0           0
COST OF GOODS SOLD
Beginning Inventory
Add:  Purchases
Add:  Cost of Labor
Add:  Other Cost (attach schedule)
Less:  Ending Inventory
Cost of Goods Sold                                        0           0               0          0              0           0
Gross Profit                                              0           0               0          0              0           0
OPERATING EXPENSES

Insider Compensation *
Insurance
Management Fees/Bonuses
Taxes - Other                                                                                                 (50)        (50)
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses          0           0               0          0            (50)        (50)
OTHER INCOME AND EXPENSES

Other Income (attach schedule)                                                    1,584      1,715
Interest Expense
Other Expense (attach schedule)                           0           0          (1,425)    (1,543)
Net Profit (Loss) Before Reorganization Items             0           0             159        172            (50)        (50)
REORGANIZATION ITEMS

Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter
11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses                             0           0               0          0              0           0
Income Taxes
Net Profit (Loss)                                         0           0             159        172            (50)        (50)
* "Insider" is defined in 11 U.S.C. Section 101 (31)


                    STATEMENT OF OPERATIONS
                      (Income Statement)                    CASE: 02-13197
                                                       HIGHLANDS HOLDING COMPANY                  CONSOLIDATING

REVENUES                                                              CUMULATIVE                             CUMULATIVE
                                                       MONTH         FILING TO DATE            MONTH       FILING TO DATE
Gross Revenues                                                                                   0                  0
Less:  Returns and Allowances                                                                    0                  0
Net Revenue                                               0                 0                    0                  0
COST OF GOODS SOLD
Beginning Inventory                                                                              0                  0
Add:  Purchases                                                                                  0                  0
Add:  Cost of Labor                                                                              0                  0
Add:  Other Cost (attach schedule)                                                               0                  0
Less:  Ending Inventory                                                                          0                  0
Cost of Goods Sold                                        0                 0                    0                  0
Gross Profit                                              0                 0                    0                  0
OPERATING EXPENSES

Insider Compensation *                                                                           0                  0
Insurance                                                                                  (18,682)           (56,046)
Management Fees/Bonuses                                                                          0                  0
Taxes - Other                                                                                  (50)               (50)
Other (attach schedule)                                                                       (390)           (12,956)
Total Operating Expenses Before Depreciation                                                     0                  0
Depreciation/Depletion/Amortization                                                              0                  0
Net Profit (Loss) Before Other Income & Expenses          0                 0              (19,122)           (69,052)
OTHER INCOME AND EXPENSES

Other Income (attach schedule)                                                               1,584              1,800
Interest Expense                                                                          (899,713)        (2,518,626)
Other Expense (attach schedule)                           0                 0               (1,425)            (1,543)
Net Profit (Loss) Before Reorganization Items             0                 0             (918,676)        (2,587,421)
REORGANIZATION ITEMS

Professional Fees                                                                                0            (52,370)
U.S. Trustee Quarterly Fees                                                                      0                  0
Interest Earned on Accumulated Cash from Chapter
11 (see continuation sheet)                                                                      0                  0
Gain (Loss) from Sale of Equipment                                                               0                  0
Other Reorganization Expenses (attach schedule)                                                  0                  0
Total Reorganization Expenses                             0                 0                    0            (52,370)
Income Taxes
Net Profit (Loss)                                         0                 0             (918,676)        (2,692,161)
* "Insider" is defined in 11 U.S.C. Section 101 (31)


                                    CASE: 02-13198            CASE: 02-13196            CASE: 02-13201            CASE: 02-13200
                                 NORTHWESTERN NATIONAL      HIGHLANDS INSURANCE            HIGHLANDS           HIGHLANDS CLAIMS AND
                                   HOLDING COMPANY, INC.        GROUP, INC             SERVICE CORPORATION     SAFETY SERVICES, INC

BREAKDOWN OF "OTHER" CATEGORY            CUMULATIVE                CUMULATIVE               CUMULATIVE                CUMULATIVE
                                MONTH    FILING TO DATE    MONTH   FILING TO DATE   MONTH   FILING TO DATE   MONTH    FILING TO DATE

OTHER COSTS
                                  0             0              0           0            0            0            0             0
OTHER OPERATIONAL EXPENSES
Directors Fees                                                        (6,366)
Mellon investors services                                             (4,711)
Printing fees                                               (390)     (1,879)
                                  0             0           (390)    (12,956)           0            0            0             0
                                  0             0           (390)    (12,956)           0            0            0             0
OTHER INCOME
Claims service fees                                                                                           1,584         1,715
Interest income - Federated                                               85

OTHER EXPENSES
Claims service expense                                                                                       (1,425)       (1,543)


                                      CASE: 02-13199                   CASE: 02-13197
                                     AMERICAN RELIANCE INC.      HIGHLANDS HOLDING COMPANY           CONSOLIDATING


BREAKDOWN OF "OTHER" CATEGORY                  CUMULATIVE                     CUMULATIVE                       CUMULATIVE
                                    MONTH    FILING TO DATE      MONTH      FILING TO DATE       MONTH     FILING TO DATE


OTHER COSTS
                                      0           0                0               0                0               0
OTHER OPERATIONAL EXPENSES
Directors Fees
Mellon investors services
Printing fees
                                      0           0                0               0                0               0
                                      0           0                0               0                0               0
OTHER INCOME
Claims service fees
Interest income - Federated

OTHER EXPENSES
Claims service expense

CONSOLIDATING BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.
Pre-petition liabilities must be classified separately from postpetition obligations.

                                                       Reporting Date 01/31/2003



                               CASE: 02-13198                    CASE: 02-13196                     CASE: 02-13201
                               --------------------------------  -------------------------------    --------------------------------
                                  Northwestern National Holding
                                          Company, Inc.          Highlands Insurance Group, Inc.      Highlands Service Corporation


                                 Book Value at                     Book Value at                    Book Value at
                                End of Current    Book Value on   End of Current   Book Value on    End of Current     Book Value on
                               Reporting Period   Petition Date  Reporting Period  Petition Date    Reporting Period   Petition Date
                               ----------------   -------------  ----------------  -------------    ----------------   -------------
ASSETS

CURRENT ASSETS

Unrestricted Cash and
Equivalents
Restricted Cash and Cash
 Equivalents (see
 continuation sheet)                    28,894          28,894          223,757          248,567

Accounts Receivable (Net)                                                                                     34,614          34,614
Notes Receivable
Inventories
Prepaid Legal Expenses                                                   45,920           98,290
Professional Retainers
Other Current Assets
  (attach schedule)                  1,983,370       1,983,370      (22,723,515)     (22,667,626)
TOTAL CURRENT ASSETS                 2,012,264       2,012,264    $ (22,453,839)   $ (22,320,769)      $      34,614   $      34,614

PROPERTY AND EQUIPMENT

Real Property and
Improvements
Machinery and Equipment
Furniture, Fixtures and
Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated
 Depreciation
TOTAL PROPERTY & EQUIPMENT                  --              --    $          --    $          --       $          --   $          --
OTHER ASSETS

Loans to Insiders*
Other Assets (attach
 schedule)
TOTAL OTHER ASSETS                          --              --    $          --    $          --       $          --   $          --
                                 -------------   -------------    -------------    -------------       -------------   -------------
TOTAL ASSETS                         2,012,264       2,012,264    $ (22,453,839)   $ (22,320,769)      $      34,614   $      34,614
                                 =============   =============    =============    =============       =============   =============

LIABILITIES AND OWNER
EQUITY

LIABILITIES NOT SUBJECT TO
COMPROMISE (Postpetition)

Accounts Payable                                                                              --
Taxes Payable (refer to
 FORM MOR--4)
Wages Payable
Notes Payable
Rent / Leases -
 Building/Equipment
Secured Debt / Adequate
Protection Payments
 Professional Fees
Amounts Due to Insiders*
Other Postpetition
 Liabilities (accrued
 interest)                                                            2,518,627
TOTAL POSTPETITION
 LIABILITIES                               --                --   $   2,518,627     $         --        $         --        $     --

LIABILITIES SUBJECT TO
 COMPROMISE (PRE-PETITION)

Secured Debt                                                         47,504,390       47,504,390
Priority Debt
Unsecured Debt                           1,124            1,124      75,678,109       75,701,885              23,464          23,464
TOTAL PRE-PETITION
LIABILITIES                              1,124            1,124   $ 123,182,499    $ 123,206,275        $     23,464        $ 23,464

TOTAL LIABILITIES                        1,124            1,124   $ 125,701,126    $ 123,206,275        $     23,464        $ 23,464

OWNER EQUITY

Capital Stock                           10,000           10,000         137,181          137,181
Additional Paid-In Capital         120,543,607      120,543,607     228,871,789      228,871,789
Partner's Capital Account
Owner's Equity Account
Retained Earnings -
 Pre-Petition                     (118,542,467)    (118,542,467)                                              11,150         11,150
Retained Earnings -
 Postpetition                                                      (389,773,831)    (387,145,910)
Adjustments to Owner Equity
 (attach schedule)                                                   12,609,896       12,609,896
Postpetition Contribution
(Distributions) (Draws)
(attach schedule)
NET OWNER EQUITY                     2,011,140        2,011,140  $ (148,154,965)   $(145,527,044)       $     11,150        $ 11,150
                                 -------------    -------------   -------------    -------------       -------------   -------------
TOTAL LIABILITIES AND
 OWNER'S EQUITY                      2,012,264        2,012,264     (22,453,839)     (22,320,769)             34,614          34,614
                                 =============    =============   =============    =============       =============   =============
**Insider* is defined in
11 U.S.C. Section 101(31)
                                           --                --              (0)                                  --              --







                               CASE: 02--13200                   CASE: 02--13199                    CASE: 02--13197
                               --------------------------------  -------------------------------   --------------------------------
                                 Higlands Claims and Safety
                                     Services Inc.                    American Reliance, Inc.          Highlands Holding Company

                               Book Value at                    Book Value at                      Book Value at
                               End of Current    Book Value on  End of Current     Book Value on   End of Current     Book Value on
                               Reporting Period  Petition Date  Reporting Period   Petition Date   Reporting Period   Petition Date
                               ----------------  -------------  ----------------   -------------   ----------------   -------------
ASSETS

CURRENT ASSETS

Unrestricted Cash and
Equivalents                            176,014         175,899
Restricted Cash and Cash
 Equivalents (see
 continuation sheet)

Accounts Receivable (Net)                1,917             176
Notes Receivable
Inventories
Prepaid Legal Expenses
Professional Retainers
Other Current Assets
  (attach schedule)                      3,742           3,742        2,151,856        2,151,856        (12,000,000)    (12,000,000)
TOTAL CURRENT ASSETS             $     181,673   $     179,817    $   2,151,856    $   2,151,856      $ (12,000,000)  $ (12,000,000)

PROPERTY AND EQUIPMENT

Real Property and
Improvements
Machinery and Equipment
Furniture, Fixtures and
Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated
 Depreciation
TOTAL PROPERTY & EQUIPMENT       $          --   $          --    $          --    $          --      $          --   $         --
OTHER ASSETS

Loans to Insiders*
Other Assets (attach
 schedule)
TOTAL OTHER ASSETS               $          --   $          --    $          --    $          --      $          --   $         --
                                 -------------   -------------    -------------    -------------      -------------   -------------
TOTAL ASSETS                     $     181,673   $     179,817    $   2,151,856    $ 2,151,856        $ (12,000,000)  $(12,000,000)
                                 =============   =============    =============    =============      =============   =============
LIABILITIES AND OWNER
EQUITY

LIABILITIES NOT SUBJECT TO
COMPROMISE (Postpetition)

Accounts Payable
Taxes Payable (refer to
 FORM MOR--4)
Wages Payable
Notes Payable
Rent / Leases -
 Building/Equipment
Secured Debt / Adequate
Protection Payments
 Professional Fees
Amounts Due to Insiders*
Other Postpetition
 Liabilities (accrued
 interest)
TOTAL POSTPETITION
 LIABILITIES                     $           --  $          --    $          --    $          --      $           --  $           --

LIABILITIES SUBJECT TO
 COMPROMISE (PRE-PETITION)

Secured Debt
Priority Debt
Unsecured Debt                            4,684          3,000        3,470,397        3,470,447                 394             394
TOTAL PRE-PETITION
LIABILITIES                      $        4,684  $       3,000    $   3,470,397    $   3,470,447      $          394  $          394

TOTAL LIABILITIES                $        4,684  $       3,000    $   3,470,397    $   3,470,447      $          394  $          394

OWNER EQUITY

Capital Stock                             1,000          1,000              272              272
Additional Paid-In Capital                                          164,095,489      164,095,489
Partner's Capital Account
Owner's Equity Account
Retained Earnings -
 Pre-Petition                           175,989        175,817     (165,414,352)   ( 165,414,352)        (12,000,394)   (12,000,394)
Retained Earnings -
 Postpetition                                                                50
Adjustments to Owner Equity
 (attach schedule)
Postpetition Contribution
(Distributions) (Draws)
(attach schedule)
NET OWNER EQUITY                 $      176,989   $    176,817    $  (1,318,541)   $  (1,318,591)     $  (12,000,394) $ (12,000,394)
                                 --------------   ------------    -------------    -------------      --------------  -------------
TOTAL LIABILITIES AND
 OWNER'S EQUITY                         181,673        179,817    $   2,151,856    $  2,151,856       $  (12,000,000) $ (12,000,000)
                                 ==============  =============    =============    =============      ==============  =============

**Insider* is defined in
11 U.S.C. Section 101(31)                                                                                               FORM MOR--3
                                                                                                                             (9/99)
                                             0             --               --               --                  --              --






                                 -------------------------------

                                          CONSOLIDATING

                                 Book Value at
                                 End of Current     Book Value on
                                 Reporting Period   Petition Date
                                 ----------------   -------------
ASSETS
CURRENT ASSETS

Unrestricted Cash and
Equivalents                               176,014         175,899
Restricted Cash and Cash
 Equivalents (see
 continuation sheet)
                                          252,651         277,461
Accounts Receivable (Net)                 36,531           34,790
Notes Receivable                               --              --
Inventories                                    --              --
Prepaid Legal Expenses                     45,920          98,290
Professional Retainers                         --              --
Other Current Assets
  (attach schedule)                   (30,584,547)    (30,528,658)
TOTAL CURRENT ASSETS               $  (30,073,432)  $ (29,942,218)

PROPERTY AND EQUIPMENT

Real Property and
Improvements                                   --              --
Machinery and Equipment                        --              --
Furniture, Fixtures and
Office Equipment                               --              --
Leasehold Improvements                         --              --
Vehicles                                       --              --
Less Accumulated
 Depreciation                                  --              --
TOTAL PROPERTY & EQUIPMENT         $           --   $          --
OTHER ASSETS

Loans to Insiders*                             --              --
Other Assets (attach
 schedule)                                     --              --
TOTAL OTHER ASSETS                 $           --   $          --
                                   --------------   -------------

TOTAL ASSETS                       $  (30,073,432)  $ (29,942,218)
                                   ==============   =============

LIABILITIES AND OWNER
EQUITY

LIABILITIES NOT SUBJECT TO
COMPROMISE (Postpetition)

Accounts Payable                               --              --
Taxes Payable (refer to
 FORM MOR--4)                                  --              --
Wages Payable                                  --              --
Notes Payable                                  --              --
Rent / Leases -
 Building/Equipment                            --              --
Secured Debt / Adequate
Protection Payments                            --              --
 Professional Fees                             --              --
Amounts Due to Insiders*                       --              --
Other Postpetition
 Liabilities (accrued
 interest)                              2,518,627              --
TOTAL POSTPETITION
 LIABILITIES                       $    2,518,627   $          --

LIABILITIES SUBJECT TO
 COMPROMISE (PRE-PETITION)

Secured Debt                           47,504,390      47,504,390
Priority Debt                                  --              --
Unsecured Debt                         79,178,173      79,200,314
TOTAL PRE-PETITION
LIABILITIES                        $  126,682,563   $ 126,704,704

TOTAL LIABILITIES                  $  129,201,190   $ 126,704,704

OWNER EQUITY

Capital Stock                             148,453         148,453
Additional Paid-In Capital            513,510,885     513,510,885
Partner's Capital Account                      --              --
Owner's Equity Account                         --              --
Retained Earnings -
 Pre-Petition                        (295,770,074)   (295,770,246)
Retained Earnings -
 Postpetition                        (389,773,781)   (387,145,910)
Adjustments to Owner Equity
 (attach schedule)                      12,609,896      12,609,896
Postpetition Contribution
(Distributions) (Draws)
(attach schedule)                              --              --
NET OWNER EQUITY                   $ (159,274,621)  $(156,646,922)
                                   --------------   -------------
TOTAL LIABILITIES AND
 OWNER'S EQUITY                    $  (30,073,432)  $ (29,942,218)
                                   ==============   =============

**Insider* is defined in
11 U.S.C. Section 101(31)
                                                0              --

                                       Northwestern National Holding Company, Inc.         Highlands Insurance Group, Inc.
                                           Book Value at                                 Book Value at
                                           End of Current        Book Value on           End of Current         Book Value on
ASSETS                                    Reporting Period       Petition Date          Reporting Period        Petition Date
---------------------------------------------------------------------------------------------------------------------------------
Other Current Assets
 Investment in Subs                           1,986,370            1,986,370               (22,723,671)           (22,723,671)
 Prepaid Insurance                                                                                  --                 56,045
 Taxes Recoverable
 Receivables from affiliates                                                                       156


Other Assets
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY
------------------------------------------------------------------------------------------------------------------------------------

Other Pospetition Liabilities
                                                     --                   --                        --                     --
                                                     --                   --                        --                     --
                                                     --                   --                        --                     --

Adjustment to Owner Equity
 Treasury Stock                                      --                   --                 3,999,394              3,999,394
 Deferred Comp on Restricted Stock                   --                                        313,189                313,189
 Preferred Stock                                     --                   --               (16,922,520)           (16,922,520)



Pospetition Contributions (Distributions) (Draws)
------------------------------------------------------------------------------------------------------------------------------------

                                             Highlands Service Corporation                 Higlands Claims and Safety Services Inc.
                                           Book Value at                                 Book Value at
                                           End of Current        Book Value on           End of Current         Book Value on
ASSETS                                    Reporting Period       Petition Date          Reporting Period        Petition Date
------------------------------------------------------------------------------------------------------------------------------------
Other Current Assets
 Investment in Subs                                  --                   --                        --                     --
 Prepaid Insurance
 Taxes Recoverable                                                                               3,742                  3,742
 Receivables from affiliates


Other Assets
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY
------------------------------------------------------------------------------------------------------------------------------------

Other Pospetition Liabilities
                                                     --                   --                        --                     --
                                                     --                   --                        --                     --
                                                     --                   --                        --                     --

Adjustment to Owner Equity
Treasury Stock                                       --                   --                        --                     --
 Deferred Comp on Restricted Stock                   --                   --                        --                     --
 Preferred Stock                                     --                   --                        --                     --





Pospetition Contributions (Distributions) (Draws)
------------------------------------------------------------------------------------------------------------------------------------

                                                American Reliance, Inc.                    Highlands Holding Company
                                           Book Value at                                 Book Value at
                                           End of Current        Book Value on           End of Current         Book Value on
ASSETS                                    Reporting Period       Petition Date          Reporting Period        Petition Date
------------------------------------------------------------------------------------------------------------------------------------
Other Current Assets
 Investment in Subs                           2,074,519            2,074,519               (12,000,394)           (12,000,394)
 Prepaid Insurance
 Taxes Recoverable
 Receivables from affiliates                     77,337               77,337


Other Assets
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY
------------------------------------------------------------------------------------------------------------------------------------

Other Pospetition Liabilities
                                                     --                   --                        --                     --
                                                     --                   --                        --                     --
                                                     --                   --                        --                     --
Adjustment to Owner Equity
 Treasury Stock                                      --                   --                        --                     --
 Deferred Comp on Restricted Stock                   --                   --                        --                     --
 Preferred Stock                                     --                   --                        --                     --


Pospetition Contributions (Distributions) (Draws)
------------------------------------------------------------------------------------------------------------------------------------

                                                   CONSOLIDATING
                                           Book Value at
                                           End of Current        Book Value on
ASSETS                                    Reporting Period       Petition Date
------------------------------------------------------------------------------
Other Current Assets
 Investment in Subs                         (30,663,176)         (30,663,176)
 Prepaid Insurance                                   --               56,045
 Taxes Recoverable                                3,742                3,742
 Receivables from affiliates                     77,493               77,337


Other Assets                                         --                   --
                                                     --                   --
                                                     --                   --
                                                     --                   --
                                                     --                   --
                                                     --                   --
                                                     --                   --
                                                     --                   --
-------------------------------------------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY
-------------------------------------------------------------------------------------------------------

Other Pospetition Liabilities                        --                   --
                                                     --                   --
                                                     --                   --

Adjustment to Owner Equity
 Treasury Stock                               3,999,394            3,999,394
 Deferred Comp on Restricted Stock                                   313,189                   313,189
 Preferred Stock                                                 (16,922,520)              (16,922,520)





Pospetition Contributions (Distributions) (Draws)
-------------------------------------------------------------------------------------------------------

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

IN RE Highlands Insurance Group, Inc. et al. CASE NO.  02-13196 through 02-13201
                   Debtor                    REPORTING PERIOD    1/31/03


                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes Attach photocopies of any tax returns filed during the reporting period

                                                Beginning       Amount                                      Ending
                                                   Tax       Withheld or    Amount    Date    Check No.      Tax
                                                Liability      Accrued       Paid     Paid     or EFT      Liability
                                                ---------      -------       ----     ----     ------      ---------
FEDERAL
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
   Total Federal Taxes                             -0-                                                       -0-

STATE AND LOCAL
Withholding
Sales
Excise
UNEMPLOYMENT
REAL PROPERTY
PERSONAL PROPERTY
OTHER:
  TOTAL STATE AND LOCAL                            -0-                                                       -0-
TOTAL TAXES                                        -0-                                                       -0-

*Debtors have no employees


                      SUMMARY OF UNPAID POSTPETITION DEBTS


ATTACH AGED LISTING OF ACCOUNTS PAYABLE.

                                                                         NUMBER OF DAYS PAST DUE
                                                                         -----------------------
                                                 Current        0-30         31-60    61-90    Over 90      Total
                                                 -------        ----         -----    -----    -------      -----
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building

Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders* (Directors Fees)

Other:  (Accrued Interest)                       899,713        822,726     796,188                        2,518,626
Other:
TOTAL POSTPETITION DEBTS                         899,713        822,726     796,188                        2,518,626
                                                 =======        =======     =======                        =========


EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

Liabilities, other than accrued interest, will be paid from remaining cash of Debtor. Accrued interest will not be paid currently.


* "Insider" is defined in 11 U.S.C. Section 101(31).

IN RE Highlands Insurance Group, Inc. et al. CASE NO.  02-13196 through 02-13201
                   Debtor                    REPORTING PERIOD    1/31/03


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                   AMOUNT
----------------------------------                                  --------
Total Accounts Receivable at the of the reporting period            $ 36,531
+ Amounts billed during the period
- collected during the period
Total Accounts Receivable at the end of the period                    36,531
                                                                    ========

ACCOUNTS RECEIVABLE AGING                                             AMOUNT
-------------------------                                           --------
0 - 30 days old                                                            0
31 - 60 days old                                                       1,714
61 - 90 days old                                                          27
91+ days old                                                          34,790
TOTAL ACCOUNTS RECEIVABLE                                             36,531
AMOUNT CONSIDERED UNCOLLECTIBLE (BAD DEBT)                                --
ACCOUNTS RECEIVABLE (NET)                                             36,531
                                                                    ========



                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                             YES            NO
----------------------------                                                                             ---            --
1.   Have any assets been sold or transferred outside the normal course of business                                      X
     this reporting period?  If yes, provide an explanation below.

2.   Have any funds been disbursed from any account other than a debtor in possession                                    X
     account this reporting period? If yes, provide an explanation below.

3.   Have all postpetition tax returns been timely filed?  If no, provide an explanation                  X
     below.

4.   Are workers compensation, general liability and other necessary insurance                            X
     coverages in effect?  If no, provide an explanation below.